Subsequent events	12 Months Ended
Mar. 31, 2018
Subsequent events

35. Subsequent events

Redemption of preferred securities

On June 30, 2018, preferred securities, issued by the MHFG Group’s overseas special purpose company, were redeemed in full. The special purpose company is not consolidated in accordance with ASC 810 since the Group is not the primary beneficiary. Thus, the redemption of preferred securities did not reduce Noncontrolling interests in consolidated subsidiaries, but reduced Long-term debt in the Group’s consolidated balance sheets. The following table describes the details of the redeemed preferred securities:

Issuer	Aggregate redemption amount	Reason for the redemption
	(in millions)
Mizuho Capital Investment (JPY) 2 Limited	¥274,500	Arrival of optional redemption date